                                                                   EXHIBIT 10.55


                        CONSENT AND FIRST AMENDMENT TO
                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     THIS CONSENT AND FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT is entered into as of the 23rd day of August 2000 (this "Consent and Amendment"),
                                                      ----------- ---------
by and among OVERHILL FARMS, INC., a Nevada corporation (the "Company"), LEVINE
                                                              -------
LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "Purchaser"), POLYPHASE CORPORATION, a Nevada corporation ("Parent"), and
----------                                                  ------
OVERHILL L. C. VENTURES, INC., a California corporation ("Overhill Ventures").
                                                          -------- --------

                             R  E  C  I  T  A  L  S
                             -  -  -  -  -  -  -  -

     A. The parties hereto entered into that certain Securities Purchase Agreement dated as of November 24, 1999 (as amended, supplemented or otherwise modified from time to time, the "Securities Purchase Agreement"), pursuant to
                                 -----------------------------
which, among other things, the Company issued and sold the Securities to the Purchaser, all on the terms and subject to the conditions set forth in the Securities Purchase Agreement and the other Investment Documents. Unless otherwise indicated, capitalized terms used herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     B. The Company has advised the Purchaser that it wishes to purchase from SSE Manufacturing, Inc., a California corporation (the "Seller"), on the terms
                                                        ------
and subject to the conditions set forth in an Asset Purchase Agreement dated as of August 7, 2000 (the "SSE Asset Purchase Agreement"), between the Company and
                        ----------------------------
the Seller, the Assets (as such term is defined in the SSE Asset Purchase Agreement).

     C. The Company has further advised the Purchaser that it intends to borrow the funds necessary to finance the cash portion of the Price (as such term is defined in the SSE Asset Purchase Agreement) from Union Bank of California, N.A., as "Bank" under the Senior Credit Agreement (the "Senior Lender"),
                                                        -------------
pursuant to a First Amendment to Loan and Security Agreement dated as of August 23, 2000 (the "Senior Lender First Amendment"), between the Company and the
               -----------------------------
Senior Lender, and to execute and deliver an unsecured promissory note in the principal amount of $900,000 for the remaining balance of the Price.

     D. The consummation of the purchase and sale of the Assets and the other transactions contemplated by the SSE Asset Purchase Agreement (collectively, the "Transactions") would, among other things, violate Sections 2.1A (Limitations on
 ------------
Indebtedness) and 2.3A (Limitations on Investments) of Annex A to the Securities Purchase Agreement, as well as trigger an Event of Default under Section 10.1(b) of the Securities Purchase Agreement.

     E. The Company has requested that the Purchaser consent to the Transactions, and the Purchaser is willing to do so, but only on the terms and subject to the conditions set forth in this Consent and Amendment.

                           A  G  R  E  E  M  E  N  T
                           -  -  -  -  -  -  -  -  -

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   LIMITED CONSENT TO TRANSACTIONS.
     --------------------------------

     Effective upon the satisfaction of the conditions precedent set forth in
Section 4 below (the first date upon which all of such conditions precedent have been satisfied is referred to herein as the "Effective Date") and subject to the
                                             --------------
terms and conditions set forth herein, the Purchaser shall be deemed to have consented to the Transactions. The consent provided for in this Section 1 shall be limited solely to the Transactions being entered into as of the Effective Date, and shall not be construed to apply to any other transaction entered into by the Company, Parent or Overhill Ventures prior to, simultaneously with or at any time after the Transactions.

2.   AMENDMENTS TO SECURITIES PURCHASE AGREEMENT.
     --------------------------------------------

     Effective on and as of the Effective Date, and pursuant to Section 12.2 of the Securities Purchase Agreement, the Securities Purchase Agreement shall be amended as follows:

     (a) Section 1.1 (Definitions) of the Securities Purchase Agreement is amended by adding the following new definition to such Section in alphanumerical order:

         "First Amendment" shall mean a Consent and First Amendment to
          ---------------
     Securities Purchase Agreement dated as of August 23, 2000, among the parties."

         "Real Property" shall have the meaning set forth in Section 1.15A of
          -------------                                      -------------
     Annex A."
     -------

         "SSE Asset Purchase Agreement" shall mean the Asset Purchase Agreement
          ----------------------------
     dated as of August 7, 2000, between the Company and SSE Manufacturing.

         "SSE Manufacturing" shall mean SSE Manufacturing, Inc., a California
          -----------------
     corporation, the "Seller" under the SSE Asset Purchase Agreement.

     (b) Section 1.15A (Environmental Matters) of Annex A to the Securities Purchase Agreement is amended by adding the following new clause (e) to the end of such Section:

               "(e) As soon as practicable, but not later than September 1, 2000, the Company shall retain a qualified environmental engineer acceptable to the Purchaser to conduct "Phase II" environmental assessment studies of the Real Properties that are subject to the leases entered into or assumed by the Company in connection with the transactions contemplated by the SSE Asset Purchase Agreement, the scope of which environmental assessment studies shall be satisfactory to the Purchaser. The Company shall cause such engineer to deliver to the Company, as soon as practicable but in any event not later than one hundred and twenty (120) days after the Effective Date (as such term is defined in the First Amendment), a written report with respect to all such Real Properties disclosing its findings, conclusions and recommendations. The Company shall also cause such environmental engineer to furnish such written report to the Purchaser concurrently with its furnishing to the Company. If such report discloses any Hazardous Materials Claim or other adverse environmental condition on or with respect to any of such Real Properties, or recommends the remediation of any Hazardous Materials Claim or other adverse environmental condition, the Company shall immediately notify SSE Manufacturing in writing of the same and, if SSE Manufacturing is or may be liable or otherwise responsible for such Hazardous Materials Claim or other adverse environmental condition under the SSE Asset Purchase Agreement or otherwise, cause SSE Manufacturing to remediate the same in accordance with all Environmental Laws, all at SSE Manufacturing's sole cost and expense and to the Company's reasonable satisfaction. The parties acknowledge and agree that nothing in this
         Section 1.15A(e) shall negate or otherwise limit any rights of the
         ----------------
         Purchaser or any other obligations of the Company or any Guarantor under this Section 1.15A with respect to any Real Property."
                    -------------

     (c) Section 2.1A (Limitations on Indebtedness) of Annex A to the Securities Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:


         "2.1A  Limitations on Indebtedness. The Company shall not, and shall
                ---------------------------
         not permit any of its Subsidiaries to, create, incur, assume, guarantee, suffer to exist or become or remain liable with respect to any Indebtedness, except for:

                (a)  Obligations to Purchaser; or

                (b) Indebtedness payable to the Senior Lender under the Senior Credit Documents (excluding any refinancings, restructurings (whether in the nature of a "work out" or otherwise), restatements or refundings thereof), subject to the limitations and other provisions set forth in the Intercreditor Agreement; or

                (c) Guaranties constituting the endorsement of negotiable instruments for deposit or collection in the ordinary course of business; or

                (d) Trade accounts payable arising in the ordinary course of business that are more than sixty (60) days from their due dates, that are not being contested in good faith in a commercially reasonable manner and that do not exceed $200,000 in the aggregate at any time; or

                (e) Subordinated Indebtedness payable under that certain Unsecured Promissory Note dated August 25, 2000, made payable by the Company to SSE Manufacturing in the principal amount of $900,000."

     (d) Section 3.4A (Maximum Capital Expenditures) of Annex A to the Securities Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "3.4A  Maximum Capital Expenditures.  Capital Expenditures shall not
                ----------------------------
         exceed $400,000 for any Fiscal Quarter, and shall in no event exceed $1,200,000 for any Fiscal Year; provided, however, that if (a) the
                                         --------  -------
         Company prepares and furnishes to the Purchaser a "payback" analysis of Capital Expenditures it proposes to make or incur in excess of such amounts, (b) the Purchaser has at least five (5) Business Days to review such analysis and (c) if satisfied with such analysis in its sole discretion, the Purchaser consents in writing to such excess amount(s) prior to the incurrence thereof, then the Company may make or incur such excess Capital Expenditures."

     (e) Schedules 3.7(b), 3.10, 3.12(a)(i) through (vi), 3.13(a), 3.14, 3.20,
3.21, 3.25, 3.26, 3.27, 3.31, 3.35 and 3.36 to the Securities Purchase Agreement are amended by deleting such Schedules in their entirety and replacing them with the Schedules included in Exhibit A hereto, each of which Schedules has been
                          ---------
updated on and as of the Effective Date to reflect, among other things, the transactions contemplated by the SSE Asset Purchase Agreement.

3.   MATERIAL CONTRACTS.
     ------------------

     The parties acknowledge and agree that, for purposes of the Securities Purchase Agreement and the other Investment Documents, the SSE Asset Purchase Agreement and the agreements, instruments and other documents contemplated thereby or related thereto shall be deemed to be Material Contracts.

4.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF CONSENT.
     ------------------------------------------------

The effectiveness of the Purchaser's consent to the Transactions pursuant to
Section 1 above and the amendments to the Securities Purchase Agreement pursuant to Section 2 above is subject to the satisfaction of each of the following conditions precedent:

     (a) Delivery of Certain Documents.  The Purchaser shall have received each
         -----------------------------
of the following documents:

         (i)     Consent and Amendment.  This Consent and Amendment, duly
                 ---------------------
     executed by the Company, Parent and Overhill Ventures, together with Exhibit A hereto;
     ---------

         (ii)    SSE Acquisition Documents.  Copies of the final SSE Asset
                 -------------------------
     Purchase Agreement and all related agreements, instruments and other documents executed and delivered in connection therewith, duly executed by the parties thereto, certified by the Secretary of the Company as being true, correct and complete and further certifying that the conditions precedent to the consummation of the transactions contemplated by the SSE Asset Purchase Agreement have been satisfied (except for those that require the effectiveness of this Consent and Amendment and the concurrent funding by the Senior Lender of the "Term Loan" contemplated by the Senior Lender First Amendment);

         (iii)   Senior Lender Documents. Executed copies of the Senior Lender
                 -----------------------
     First Amendment and the agreements, instruments and other documents executed and delivered in connection therewith, certified by the Secretary of the Company as being true, correct and complete;

         (iv)    First Amendment to Investor Rights Agreement. An Amendment to
                 --------------------------------------------
     Investor Rights Agreement, in form and substance satisfactory to the Purchaser, duly executed by the Company and Parent;

         (v)     First Amendment to Intercreditor Agreement. A First Amendment
                 ------------------------------------------
     to Intercreditor and Subordination Agreement, in form and substance satisfactory to the Purchaser, duly executed by the Senior Lender and acknowledged by the Company, Parent and Overhill Ventures;

         (vi)    Secretary's Certificate. A Secretary's Certificate of each of
                 -----------------------
     the Company, Parent and Overhill Ventures, in form and substance satisfactory to the Purchaser, duly executed by the Secretary and the President of each of the Company, Parent and Overhill Ventures, respectively, certifying as to the resolutions approving (A) the transactions contemplated by the SSE Asset Purchase Agreement, (B) the transactions contemplated by the Senior Lender First Amendment and the documents relating thereto and (C) the transactions contemplated by this Consent and Amendment and the documents relating thereto; and

         (vii)   Officers' Certificate. An Officers' Certificate, in form and
                 ---------------------
     substance satisfactory to the Purchaser, duly executed by the President and the Chief Financial Officer of each of Company, Parent and Overhill Ventures, respectively, certifying that (a) after giving effect to the Schedules specifically included in Exhibit A to this Consent and Amendment, each of the representations and warranties made by the Company and the Guarantors in the Securities Purchase Agreement and the other Investment Documents is true and correct in all respects as of the Effective Date, with the same effect as if made on and as of the Effective Date; and (b) no Default or Event of Default shall exist or result from the consummation of the Transactions (as such term is defined in the SSE Asset Purchase Agreement), the making of the "Term Loan" as contemplated by the Senior Lender First Amendment or the execution, delivery or performance by the Company or any Guarantor of this Consent and Amendment or the documents relating hereto.

     (b) Delivery of Collateral Security Documents.  The Purchaser shall have
         -----------------------------------------
received each of the following documents:

         (i) UCC-1 Financing Statements, in form and substance satisfactory to the Purchaser, duly executed by the Company as debtor, to be filed with the Governmental Authorities designated by the Purchaser;

         (ii) A First Amendment to Patent, Trademark and Copyright Security Agreement, in form and substance satisfactory to the Purchaser, duly executed by the Company and Overhill Ventures;

         (iii) Written evidence that the Assets are subject only the Liens of the Senior Lender and the Purchaser; and

         (iv) An Assignment of Representations, Warranties and Covenants in favor of the Purchaser, in form and substance satisfactory to the Purchaser, duly executed by the Company and consented to by the Seller.

     (c) Landlord Waivers; Tenant Estoppel.  The Purchaser shall have received
         ---------------------------------
(i) landlord waivers and consents, in form and substance satisfactory to the Purchaser, duly executed by the Company and each landlord/lessor under the real property leases to be entered into by the Company with respect to (A) 7666 Formula Place, San Diego, CA, (B) 7696 Formula Place, San Diego, CA and (C) 9090 Kenamar Drive, San Diego, CA, and (ii) a tenant estoppel letter, in form and substance satisfactory to the Purchaser, duly executed by the landlord under the real property lease to be assumed by the Company with respect to 7666 Formula Place, San Diego, CA.

     (d) Insurance Coverage.  The Purchaser shall have received written evidence
         ------------------
that the Assets are covered by the Company's insurance policies required to be maintained in accordance with Section 1.9A of Annex A to the Securities Purchase Agreement.

     (e) Environmental Reports.  The Purchaser shall have received true, correct
         ---------------------
and complete copies of Phase I environmental assessment reports with respect to the parcels of real property that are subject to the real property leases to be entered into or assumed by the Company in connection with the consummation of the transactions contemplated by the SSE Asset Purchase Agreement, and such environmental assessment reports shall be satisfactory to the Purchaser in its sole discretion.

     (f) Reliance Letter.  The Purchaser shall have received a letter from
         ---------------
Freeman, Freeman & Smiley LLP, special counsel to the Company ("FF&S"),
                                                                ----
authorizing the Purchaser to rely upon the legal opinion letter delivered by FF&S to the Senior Lender in connection with the transactions contemplated by the Senior Lender First Amendment.

     (g) Independent Director.  The Purchaser shall have received written
         --------------------
evidence that the Independent Director has been duly elected or appointed to the Board of Directors of the Company.

     (h) Corporate Proceedings.  All corporate proceedings and legal matters
         ---------------------
taken in connection herewith, with the Senior Lender First Amendment and with the Transactions shall be satisfactory to the Purchaser and its legal counsel in their sole discretion.

5.  PAYMENT OF PURCHASER LEGAL FEES.
    -------------------------------

    Within two (2) Business Days following notice from the Purchaser, the Company shall pay to the Purchaser, or directly to Purchaser's counsel at the Purchaser's request, all costs and expenses (including attorneys' fees and disbursements) expended or incurred by or on behalf of the Purchaser in connection with the Purchaser's investment in the Company Parties and remaining unpaid, including, without limitation, all attorneys' fees and disbursements incurred in connection with the preparation, negotiation and execution of this Amendment and the agreements, instruments and other documents relating hereto or contemplated hereby and the completion of any post-Effective Date matters.

6.  CONFIRMATION; FULL FORCE AND EFFECT.
    -----------------------------------

    This Consent and Amendment amends the Securities Purchase Agreement on and as of the Effective Date, and the Securities Purchase Agreement shall remain in full force and effect as amended hereby in accordance with its terms. The Securities Purchase Agreement, as amended hereby, and the other Investment Documents are hereby ratified and affirmed in all respects. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any breach, violation, Default or Event of Default under, the Securities Purchase Agreement or any other Investment Document. The execution, delivery and effectiveness of this Consent and Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Purchaser under the Securities Purchase Agreement or any other Investment Document or (b) except as specifically set forth in Section 2 of this Consent and Amendment, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Securities Purchase Agreement or in any other Investment

Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.  MISCELLANEOUS.
    -------------

    (a) Further Assurances.  The parties hereto shall, at any time and from
        ------------------
time to time following the execution of this Consent and Amendment, execute and deliver such further instruments and other documents and take such further actions as may be necessary or appropriate to carry out the provisions of this Consent and Amendment.

    (b) Governing Law.  In all respects, including all matters of construction,
        -------------
validity and performance, this Consent and Amendment and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the choice of law or conflicts of law principles thereof.

    (c) Successors and Assigns.  This Consent and Amendment shall inure to the
        ----------------------
benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

    (d) Counterparts.  This Consent and Amendment may be executed in any number
        ------------
of counterparts and by facsimile, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



                       [REST OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the first date written above.


                COMPANY
                -------

                OVERHILL FARMS, INC., a Nevada corporation


                By: _________________________________
                        James Rudis
                        President and Chief Executive Officer


                PARENT
                ------

                POLYPHASE CORPORATION, a Nevada corporation


                By: _________________________________
                        James Rudis
                        President and Chief Executive Officer


                OVERHILL VENTURES
                -----------------

                OVERHILL L.C. VENTURES, INC., a California corporation


                By: ____________________________
                        James Rudis
                        President

                PURCHASER
                ---------

                LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                By:  LLCP California Equity Partners II, L.P.,
                     a California limited partnership, its General Partner

                     By: Levine Leichtman Capital Partners, Inc., its General Partner


                                By: ____________________________
                                        Arthur E. Levine
                                        President

                 ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY
                 --------------------------------------------

     The undersigned Guarantors hereby acknowledge that they have read the foregoing Consent and Amendment. The undersigned hereby consent to the Consent and Amendment, ratify and reaffirm the Guaranty as set forth in Section 9 of the Securities Purchase Agreement, as amended by the Consent and Amendment, and acknowledge that the same shall remain in full force and effect in accordance with it terms.

                GUARANTORS
                ----------

                POLYPHASE CORPORATION, a Nevada corporation


                By: ____________________________________________________
                        James Rudis
                        President and Chief Executive Officer


                OVERHILL L.C. VENTURES, INC., a California corporation


                By: ____________________________________________________
                        James Rudis
                        President

                                   EXHIBIT A
                                   ---------


                               Updated Schedules



                                   [ATTACHED]